UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Mission Street, Suite 2900 San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2011, Digital Realty Trust, Inc., which we refer to as we or us, announced that Digital Realty Trust, L.P., which we refer to as our operating partnership, is offering to repurchase, at the option of each holder, any and all of its outstanding 4.125% Exchangeable Senior Debentures due 2026, or the Debentures, as required by the terms of the Indenture, dated as of August 15, 2006, among us, our operating partnership and Wells Fargo Bank, National Association, as trustee and paying agent, or the Indenture. In connection with the repurchase offer, on July 14, 2011, we distributed an Issuer Repurchase Notice to the holders of the Debentures and filed a Schedule TO with the Securities and Exchange Commission. The repurchase offer will expire at 5:00 p.m., New York City time, on August 11, 2011.

On July 14, 2011, we also announced that our operating partnership intends to redeem all of the outstanding Debentures, pursuant to its option under the Indenture, on August 18, 2011. In connection with the redemption, on July 14, 2011, we distributed a Notice of Redemption to the holders of the Debentures.

In connection with the redemption, holders of the Debentures have the right to exchange their Debentures prior to 5:00 p.m., New York City time, on August 16, 2011. Debentures not surrendered pursuant to the repurchase offer prior to 5:00 p.m., New York City time, on August 11, 2011, or for exchange prior to 5:00 p.m., New York City time, on August 16, 2011, will be redeemed by our operating partnership on August 18, 2011.

The foregoing description of the repurchase offer and the redemption is only a summary and is qualified in its entirety by reference to the Issuer Repurchase Notice, a copy of which is attached hereto as Exhibit 99.1, the Notice of Redemption, a copy of which is attached hereto as Exhibit 99.2, and the press release announcing the repurchase offer and the redemption, a copy of which is attached hereto as Exhibit 99.3, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Issuer Repurchase Notice, dated July 14, 2011 (incorporated by reference to Exhibit (a)(1)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on July 14, 2011).

99.2	Notice of Redemption, dated July 14, 2011.

99.3	Press Release, dated July 14, 2011 (incorporated by reference to Exhibit (a)(5)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on July 14, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 14, 2011

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

EXHIBITS

Exhibit Number	Description

99.1	Issuer Repurchase Notice, dated July 14, 2011 (incorporated by reference to Exhibit (a)(1)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on July 14, 2011).

99.2	Notice of Redemption, dated July 14, 2011.

99.3	Press Release, dated July 14, 2011 (incorporated by reference to Exhibit (a)(5)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on July 14, 2011).